                                                                    EXHIBIT 99.3
                                                                    ------------


     THIS WARRANT MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT AS SPECIFIED IN SECTION 11 HEREOF. NEITHER THE RIGHTS REPRESENTED BY THIS WARRANT NOR THE SHARES ISSUABLE UPON THE EXERCISE HEREOF (COLLECTIVELY, THE "SECURITIES") HAVE BEEN REGISTERED FOR OFFER OR SALE UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR APPLICABLE STATE LAW, AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES, OR TO OR FOR THE ACCOUNT OR BENEFIT OF, UNITED STATES PERSONS, UNTIL 40 DAYS AFTER THE LATER OF THE COMMENCEMENT OF THE OFFERING AND THE CLOSING DATE, NOR MAY THE WARRANT BE EXERCISED BY OR ON BEHALF OF ANY U.S. PERSON, EXCEPT IN EITHER CASE IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT. THE RESALE SAFE HARBOR OF REGULATION S DOES NOT PERMIT THE RESALE OF THE SECURITIES IN THE UNITED STATES OR TO A U.S. PERSON. OFFERS AND SALES MAY BE MADE IN THE UNITED STATES OR TO U.S. PERSONS ONLY PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER SUCH ACT. THE SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE IN WHOLE OR IN PART NOR THE WARRANT EXERCISED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SECTION 2 AND SECTION 11 HEREOF.


                            OXIS INTERNATIONAL, INC.

                        WARRANT TO PURCHASE COMMON STOCK

     OXIS International, Inc., a Delaware corporation (the "Company"), hereby certifies that, for value received, __________________ ("Investor"), the registered holder hereof, or its registered assigns, is entitled, subject to the terms set forth below, to purchase from the Company upon surrender of this Warrant, at any time or times on or after the date hereof but not after 5:00 P.M., Portland time, on the Expiration Date (as defined herein), _____________________ (_________) fully paid nonassessable shares (the "Warrant Shares") of Common Stock (as defined herein) of the Company (as adjusted from time to time as provided in this Warrant) at an initial purchase price of U.S. $2.00 per share in lawful money of the United States. The number of Warrant Shares purchasable by Investor as set forth in the immediately preceding sentence was determined by calculating 20% of the shares of Common Stock into which the Debenture dated the date hereof purchased by Investor was convertible on the date hereof. If the number of shares into which the principal of such Debenture is convertible is increased (the "Debenture Conversion Shares") then the number of Warrant Shares purchasable hereunder shall be increased so that such Warrant Shares equal 20% of the Debenture Conversion Shares. This Warrant is issued pursuant to that certain Subscription and Purchase Agreement ("Purchase Agreement") dated ________________________ between the Company and the Investor (and other investors).

     Section 1. (a)  Definitions.  The following words and terms as used in
                     -----------
this Warrant shall have the following meanings:

          "Common Stock" means (a) the Company's common stock and (b) any
           ------------
capital stock into which such "Common Stock" shall have been changed or any capital stock resulting from a reclassification of such "Common Stock."

          "Convertible Securities" mean any securities issued by the Company
           ----------------------
which are convertible into or exchangeable for, directly or indirectly, shares of Common Stock.

          "Expiration Date" means November 1, 1996.
           ---------------

          "Warrant Exercise Price" shall initially be U.S. $2.00 per share and
           ----------------------
shall be adjusted and readjusted from time to time as provided in this Warrant.

               (b) Other Definitional Provisions.  (i) Except as otherwise
                   -----------------------------
specified herein, all references herein (A) to any person other than the Company, shall be deemed to include such person's successors and assigns, (B) to the Company shall be deemed to include the Company's successors and (C) to any applicable law defined or referred to herein, shall be deemed references to such applicable law as the same may have been or may be amended or supplemented from time to time.

          (ii) When used in this Warrant, the words "herein," "hereof," and "hereunder," and words of similar import, shall refer to this Warrant as a whole and not to any provision of this Warrant, and the words "Section," "Schedule," and "Exhibit" shall refer to Sections of, and Schedules and Exhibits to, this Warrant unless otherwise specified.

          (iii) Whenever the context so requires the neuter gender includes the masculine or feminine, and the singular number includes the plural, and vice versa.

     Section 2.  Exercise of Warrant.  (a) Subject to the terms and conditions
                 -------------------
hereof, this Warrant may be exercised, in whole or in part, at any time during normal business hours on or after the opening of business on the date hereof and prior to the close of business on the Expiration Date. The rights represented by this Warrant may be exercised by the holder hereof then registered on the books of the Company, in whole or from time to time in part (except that this Warrant shall not be exercisable as to a fractional share) by (i) delivery of a written notice, in the form of the Subscription Notice attached as Exhibit A hereto, of such holder's election to exercise this Warrant, which notice shall specify the number of Warrant Shares to be purchased, (ii) payment to the Company of an amount equal to the Warrant Exercise Price multiplied by the number of Warrant Shares as to which the Warrant is being exercised (plus any applicable issue or transfer taxes) in cash or by certified or official bank check, for the number of Warrant Shares as to which this Warrant shall have been exercised, and (iii) the surrender of this Warrant, properly endorsed, at the principal office of the Company in Portland, Oregon (or at such other agency or office of the Company as the Company may designate by notice to the holder hereof); provided, that if such Warrant Shares are to be issued in any name other than that of the registered holder of this Warrant, such issuance shall be deemed a transfer and the provisions of Section 11 shall be applicable. In addition, exercise of the Warrant is expressly conditioned upon the delivery to the Company by the holder thereof of either: (x) written certification that it is not a "U.S. person" (as defined in Regulation S promulgated under the Securities Act of 1933, as amended (the "Securities Act")) and that the Warrant is not being exercised on behalf of a U.S. person; or (y) a written opinion of counsel to the effect that the Warrant and the Warrant Shares have been registered under the Securities Act or are exempt from registration thereunder. THE WARRANT MAY NOT BE EXERCISED WITHIN THE UNITED STATES AND THE WARRANT SHARES MAY NOT BE DELIVERED WITHIN THE UNITED STATES UPON EXERCISE OF THE WARRANT, OTHER THAN IN OFFERINGS DEEMED TO MEET THE DEFINITION OF AN "OFFSHORE TRANSACTION" PURSUANT TO RULE 902 OF REGULATION S, UNLESS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. EXERCISE OF THE WARRANT IS FULLY SUBJECT TO ALL PROCEDURES ESTABLISHED BY THE COMPANY IN CONNECTION WITH THE FOREGOING SENTENCE AND THE COMPANY WILL NOT HONOR ANY EXERCISE IF THE REQUIREMENTS OF THE FOREGOING SENTENCE AND RELATED PROCEDURES ESTABLISHED BY THE COMPANY ARE NOT FULFILLED.
In the event of any exercise of the rights represented by this Warrant in compliance with this Section 2(a), a certificate or certificates for the Warrant Shares so purchased, registered in the name of, or as directed by, the holder, shall be delivered to, or as directed by such holder within a reasonable time, not exceeding 15 days, after such rights shall have been so exercised.

          (b) Unless the rights represented by this Warrant shall have expired or have been fully exercised, the Company shall issue a new Warrant identical in all respects to the Warrant exercised except (x) it shall represent rights to purchase the number of Warrant Shares purchasable immediately prior to such exercise under the Warrant exercised, less the number of Warrant Shares with respect to which such Warrant was exercised, and (y) the holder thereof shall be deemed to have become the holder of record of such Warrant Shares immediately prior to the close of business on the date on which the Warrant was surrendered and payment of the amount due in respect of such exercise and any applicable taxes was made, irrespective of the date of delivery of such share certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are properly closed, such person shall be deemed to have become the holder of such Warrant Shares at the opening of business on the next succeeding date on which the stock transfer books are open.

     Section 3.  Covenants as to Common Stock. The Company covenants and agrees
                 ----------------------------
that all Warrant Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of the rights then represented by this Warrant and that the par value of said shares will at all times be less than or equal to the applicable Warrant Exercise Price.

     Section 4.  Adjustment of Warrant Exercise Price Upon Stock Splits,
                 -------------------------------------------------------
Dividends, Distributions and Combinations; and Adjustment of Number of Shares.
-----------------------------------------------------------------------------
(a) In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares or issue a stock dividend or make a distribution with respect to outstanding shares of Common Stock or Convertible Securities payable in Common Stock or in Convertible Securities, the Warrant Exercise Price in effect immediately prior to such subdivision or stock dividend or distribution shall be proportionately reduced (treating for such purpose any such shares of Convertible Securities outstanding or payable as being the number of shares of Common Stock issuable upon their conversion) and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Warrant Exercise Price in effect immediately prior to such combination shall be proportionately increased in each case by multiplying the then effective Warrant Exercise Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such action and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such action, and the product so obtained shall thereafter be the Warrant Exercise Price.

          (b) Upon each adjustment of the Warrant Exercise Price as provided above in this Section 4, the registered holder of this Warrant shall thereafter be entitled to purchase, at the Warrant Exercise Price resulting from such adjustment, the number of shares obtained by multiplying the Warrant Exercise Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Warrant Exercise Price after such adjustment.

     Section 5.  Notice of Adjustment of Warrant Exercise Price.  Upon any
                 ----------------------------------------------
adjustment of the Warrant Exercise Price, then the Company shall give notice thereof to the registered holder of this Warrant, which notice shall state the Warrant Exercise Price in effect after such adjustment and the increase, or decrease, if any, in the number of shares purchasable at the Warrant Exercise Price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

     Section 6.  Computation of Adjustments.  Upon each computation of an
                 --------------------------
adjustment in the Warrant Exercise Price and the number of shares which may be subscribed for and purchased upon exercise of this Warrant, the Warrant Exercise Price shall be computed to the nearest cent (i.e., fractions of .5 of a cent, or greater, shall be rounded to the next highest cent) and the number of shares which may be subscribed for and purchased upon exercise of this Warrant shall be calculated to the nearest whole share (i.e., fractions of less than one half of a share shall be disregarded and fractions of one half of a share, or greater, shall be treated as being a whole share).

     Section 7.  No Change in Warrant Terms on Adjustment.  Irrespective of any
                 ----------------------------------------
adjustment in the Warrant Exercise Price or the number of shares of Common
Stock issuable upon exercise hereof, this Warrant, whether theretofore or thereafter issued or reissued, may continue to express the same price and number of shares as are stated herein and the Warrant Exercise Price and such number of shares specified herein shall be deemed to have been so adjusted.

     Section 8.  Taxes.  The Company shall not be required to pay any tax or
                 -----
taxes attributable to the initial issuance of the Warrant Shares or any transfer involved in the issue or delivery of any certificates for Warrant Shares of Common Stock in a name other than that of the registered holder hereof or upon any transfer of this Warrant.

     Section 9.  Warrant Holder Not Deemed a Shareholder.  No holder, as such,
                 ---------------------------------------
of this Warrant shall be entitled to vote or receive dividends or be deemed the holder of shares of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the holder of this Warrant of the Warrant Shares which he is then entitled to receive upon the due exercise of this Warrant.

     Section 10.  No Limitation on Corporate Action.  No provisions of this
                  ---------------------------------
Warrant and no right or option granted or conferred hereunder shall in any way limit, affect or abridge the exercise by the Company of any of its corporate rights or powers to recapitalize, amend its Certificate of Incorporation, reorganize, consolidate or merge with or into another corporation, or to transfer all or any part of its property or assets, or the exercise of any other of its corporate rights and powers.

     Section 11.  Transfer; Opinions of Counsel; Restrictive Legends.
                  --------------------------------------------------

          (a) Prior to any sale, transfer or other disposition of this Warrant or the Warrant Shares, the holder thereof will give ten (10) days' notice to the Company of such holder's intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer and, if such transfer is not registered under the Securities Act (below defined), shall be accompanied by an opinion, addressed to the Company and reasonably satisfactory in form and substance to it, of counsel (reasonably satisfactory to the Company) for such holder, stating whether, in the opinion of such counsel, such transfer will be a transaction exempt from registration under the Securities Act.

          (b) If such sale, transfer or other disposition may in the opinion of such counsel be effected without registration under the Securities Act, such holder shall thereupon be entitled to the terms of the notice delivered by such holder to the Company. If in the opinion of such counsel such transfer may not be effected without registration under the Securities Act, such holder shall not be entitled to so transfer this Warrant, or the Warrant Shares unless the Company shall have filed a registration statement relating to such proposed transfer and such registration statement has become effective under the Securities Act.

          (c) Subject to the provisions of this Section 11, the holder may at any time transfer this Warrant or the Warrant Shares to an affiliate of the holder.

          (d) The terms of any registration rights agreement entered into by and between the Company and the holder hereof, to the extent applicable, shall be binding upon and inure to the benefit of any transferee of this Warrant (or unexercised portion hereof) or Warrant Shares issued upon the exercise of this Warrant, and shall cease to be binding upon or benefit the transferor.

          (e) Any Warrant Shares issued pursuant to the exercise of this Warrant may bear one or more of the legends in similar form to the legend set forth on this Warrant.

     Section 12.  Exchange of Warrant.  This Warrant is exchangeable upon the
                  -------------------
surrender hereof by the holder hereof at such office or agency of the Company, for new Warrants of like tenor representing in the aggregate the right to subscribe for and purchase the number of shares which may be subscribed for and purchased hereunder from time to time after giving effect to all the provisions hereof, each of such new Warrants to represent the right to subscribe for and purchase such number of shares as shall be designated by said holder hereof at the time of such surrender.

     Section 13.  Lost, Stolen, Mutilated or Destroyed Warrant.  If this
                  --------------------------------------------
Warrant is lost, stolen, mutilated or destroyed, the Company shall, on such terms as to indemnity or otherwise as it may in its discretion impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

     Section 14.  Representation of Holder.  The holder of this Warrant, by the
                  ------------------------
acceptance hereof, represents that it is acquiring this Warrant for its own account for investment and not with a view to, or sale in connection with, any distribution hereof or of any of the shares of Common Stock or other securities issuable upon the exercise thereof, nor with any present intention of distributing any of the same.

     Section 15.  Notice.  All notices and other communications under this
                  ------
Warrant shall (a) be in writing (which shall include communications by telecopy), (b) be (i) sent by registered or certified mail, postage prepaid, return receipt requested, by telecopier, or (ii) delivered by hand, (c) be given at the following respective addresses and telecopier numbers and to the attention of the following persons:

          (i)  if to the Company, to it at:

                    OXIS International, Inc.
                    Corporate Headquarters
                    6040 N. Cutter Circle, Suite 317
                    Portland, Oregon 97217-3935
                    Attention:  Ray R. Rogers, Chairman
                    Telephone:  (503) 283-3911
                    Telecopier: (503) 283-4058
               with a copy to:

                    Jackson, Tufts, Cole & Black
                    60 South Market Street
                    San Jose, CA 95113
                    Attention:  Richard Scudellari, Esq.
                    Telephone:  (408) 998-1952
                    Telecopier: (408) 998-4889

          (ii) if to Investor, to it at the address set forth below Investor's signature on the signature page hereof.

or at such other address or telecopier number or to the attention of such other person as the party to whom such information pertains may hereafter specify for the purpose in a notice to the other specifically captioned "Notice of Change of Address", and (d) be effective or deemed delivered or furnished (i) if given by mail, on the fifth Business Day after such communication is deposited in the mail, addressed as above provided, (ii) if given by telecopier, when such communication is transmitted to the appropriate number determined as above provided in this Section and the appropriate answer back is received or receipt is otherwise acknowledged, and (iii) if given by hand delivery, when left at the address of the addressee addressed as above provided, except that notices of a change of address, telecopier or telephone number, shall not be deemed furnished, until received.

     Section 16.  Miscellaneous.  This Warrant and any term hereof may be
                  -------------
changed, waived, discharged, or terminated only by an instrument in writing signed by the party or holder hereof against which enforcement of such change, waiver, discharge or termination is sought. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. This Warrant shall be governed by and interpreted under the laws of the State of Oregon.

     Section 17.  Date.  The date of this Warrant is _________________________.
                  ----
This Warrant, in all events, shall be wholly void and of no effect after the close of business on the Expiration Date, except that notwithstanding any other provisions hereof, the provisions of Section 11 shall continue in full force and effect after such date as to any Warrant Shares or other securities issued upon the exercise of this Warrant.


                                            OXIS INTERNATIONAL, INC.



                                            By: _______________________________

                                            Name: _____________________________

                                            Title: ____________________________



ACCEPTED.

INVESTOR:


BY:_______________________________

Name:_____________________________

Title:____________________________

Address:__________________________

__________________________________

__________________________________

                              EXHIBIT A TO WARRANT
                              --------------------


                               SUBSCRIPTION FORM

TO BE EXECUTED BY THE REGISTERED HOLDER IF SUCH REGISTERED HOLDER DESIRES TO EXERCISE THIS WARRANT


                            OXIS INTERNATIONAL, INC.

     The undersigned hereby exercises the right to purchase Warrant Shares covered by this Warrant according to the conditions thereof and herewith makes payment of U.S. $_______________, the aggregate Warrant Exercise Price of such Warrant Shares in full.

     The undersigned further certifies that either: (i) it is not a "U.S. person" (as defined in Regulation S promulgated under the Securities Act of 1933, as amended (the "Securities Act")) and that the Warrant is not being exercised on behalf of a U.S. person; or (ii) the undersigned is providing to the Company herewith a written opinion of counsel to the effect that the Warrant and the Warrant Shares have been registered under the Securities Act or are exempt from registration thereunder.

                                       INVESTOR:


                                       By:   ______________________________
                                       Name:
                                       Title:

                                       Address: ___________________________

                                       ____________________________________

                                       ____________________________________

                                       ____________________________________


                                       Number of Warrant Shares Being Purchased:

                                       ____________________________________

Dated:  ______________, 199___.